UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.
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PROXY FACT SHEET FOR: HATTERAS FUNDS

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Mail Meetings	NOVEMBER 22, 2013 DECEMBER 24, 2013 JANUARY 21, 2014 (SEE PAGE 2 FOR TIMES)	HATTERAS FUNDS GROUP 8450 COLONNADE CENTER DRIVE, SUITE 401 RALEIGH, NORTH CAROLINA 27615

ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 11	Inbound Line	1-800-591-8238
CUSIPs	SEE PAGE 11	Website	www.hatterasfunds.com

AST FUND SOLUTIONS IS MENTIONED IN THE PROXY STATEMENT FOR EACH RESPECTIVE FUND

See Pages 3 & 4 for detailed list of all proposals being voted on by each fund.

What is happening?

On October 1, 2013, RCS Capital Corporation, a publicly traded Delaware holding companyand Scotland Acquisition, LLC d/b/a (doing business as) Hatteras Funds, LLC, entered into an asset purchase agreement with Hatteras Funds Group to purchase substantially all the assets related to the business and operations of the Hatteras Funds Group and respective subsidiaries.

Why are shareholders and partners being asked to vote at the Special Meetings taking place on January 21, 2014?

When consummated, the Purchase will result in a change in assignment of the existing investment advisory, investment management, and investment sub-advisory agreements of each of the Funds. Consequently, to facilitate management of each Fund’s assets, investors are being asked to vote and/or submit voting instructions on behalf of their shares approving the new agreements of their respective Fund(s). In addition, all Funds are being asked to elect nominees to the Board so that each Hatteras Fund will be overseen by the same Board Members.

When is the purchase expected to be completed?

The purchase is expected to be consummated in the first quarter of 2014, but is subject to various conditions, including the approval of the Investment Advisory Agreements.

THE BOARD OF EACH HATTERAS FUND RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR” ON ALL PROPOSALS AT EACH MEETING TAKING PLACE ON JANUARY 21, 2014

TABLE OF CONTENTS

MEETING TIMES:	ALL FUNDS	PAGE 2
SECTION 1:	HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST	PAGES 5 – 6
SECTION 2:	HATTERAS CORE ALTERNATIVES FUNDS	PAGES 7 – 8
SECTION 2:	HATTERAS CLOSED-END FUNDS	PAGES 9 – 13
CUSIPS & TICKERS:	ALL FUNDS	PAGE 14

SPECIAL MEETING TIMES

NAME OF FUND	9:00AM	10:00AM	10:30AM	11:00AM	11:30AM	12:00PM
Hatteras Alpha Hedged Strategies Fund		√	√
Hatteras Hedged Strategies Fund		√	√
Hatteras Long/Short Debt Fund		√	√
Hatteras Long/Short Equity Fund		√	√
Hatteras Managed Futures Strategies Fund		√	√
Hatteras Core Alternatives Fund L.P.	√
Hatteras Core Alternatives TEI Fund L.P.	√
Hatteras Core Alternatives Institutional Fund L.P.	√
Hatteras Core Alternatives TEI Institutional Fund L.P.	√
Hatteras GPEP Fund II, LLC					√
Hatteras VC Co-Investment Fund II, LLC				√
Hatteras Global Private Equity Partners Institutional, LLC						√

PROPOSAL SUMMARY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Hatteras Hedged Strategies Fund

Hatteras Long/Short Debt Fund

Hatteras Long/Short Equity Fund

Hatteras Managed Futures Strategies Fund

MEETING 1 - 10:00AM — HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

1.              To elect seven nominees to the Hatteras Alternative Mutual Funds Trust’s Board of Trustees and to provide voting instructions regarding the Underlying Funds Trust (“UFT”) Proposal to elect seven nominees to UFT’s Board of Trustees;

2.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Alpha Hedged Strategies Fund;

3.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Hedged Strategies Fund;

4.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Debt Fund;

5.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Equity Fund;

6.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Managed Futures Strategies Fund

MEETING 2 - 10:30AM — UNDERLYING FUNDS TRUST

1.              To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Event Driven Underlying Fund;

2.              To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Managed Futures Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Underlying Fund;

3.              To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Hedged Strategies Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Market Neutral Underlying Fund;

4.              To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Hedged Strategies Fund and the

5.              Hatteras Long/Short Equity Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Underlying Fund;

6.              To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Hedged Strategies Fund and the Hatteras Long/Short Debt Fund regarding the UFT Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Underlying Fund;

7.              To approve, on behalf of the class A of the Hatteras Alpha Hedged Strategies Fund, the distribution plan under Rule 12b-1 applicable to that class;

8.              To approve, on behalf of the class A of the Hatteras Long/Short Debt Fund, the distribution plan under Rule 12b-1 applicable to that class;

9.              To approve, on behalf of the class A of the Hatteras Long/Short Equity Fund, the distribution plan under Rule 12b-1 applicable to that class;

10.       To approve, on behalf of the class A of the Hatteras Managed Futures Strategies Fund, the distribution plan under Rule 12b-1 applicable to that class;

11.       To approve, on behalf of the class C of the Hatteras Alpha Hedged Strategies Fund, the distribution plan under Rule 12b-1 applicable to that class; and

12.       To approve, on behalf of the class C of the Hatteras Long/Short Debt Fund, the distribution plan under Rule 12b-1 applicable to that class.

THIS SECTION INTENTIONALLY LEFT BLANK

PROPOSAL SUMMARY

HATTERAS CORE ALTERNATIVES FUNDS

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

MEETING - 9:00AM

1.              To elect seven nominees to the Board of Directors of the Fund and to obtain voting instructions regarding the Master Fund Proposal to elect seven nominees to the Board of Directors of the Master Fund;

2.              To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund;

3.              To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Morgan Creek Capital Management, Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund; and

4.              To approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Master Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.

HATTERAS CLOSED-END FUNDS

Hatteras VC Co-Investment Fund II, LLC (11:00AM — PROPOSALS 1 & 2)

Hatteras GPEP Fund II, LLC (11:30AM — PROPOSALS 1, 2, 3, & 4)

Hatteras Global Private Equity Partners Institutional, LLC (12:00PM — PROPOSALS 1, 2, 3, & 4)

MEETING — TIMES VARY

1.              To elect seven nominees to the Board of Managers of the Fund

2.              To approve the investment advisory agreement between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Fund.

3.              To approve the investment sub-advisory agreement among Capvent US Advisors LLC, Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Fund;

4.              To approve the transfer of Hatteras Capital Investment Management, LLC’s incentive allocation account to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.

THIS SECTION INTENTIONALLY LEFT BLANK

SECTION 1

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Hatteras Hedged Strategies Fund

Hatteras Long/Short Debt Fund

Hatteras Long/Short Equity Fund

Hatteras Managed Futures Strategies Fund

(Proposal 1) Election of Trustees

NAME OF NOMINEE	CURRENT POSITION	LENGTH OF SERVICE
David B. Perkins	President & Trustee	Since Inception
H. Alexander Holmes	Trustee; Audit Committee Member	Since Inception
Steve E. Moss	Trustee; Audit Committee Member	Since Inception
Gregory S. Sellers	Trustee; Audit Committee Member	Since Inception
Joseph E. Breslin	Chairman of the Board of Trustees	Since 2013
Thomas Mann	Trustee	Since 2013
Peter M. Budko	Nominee	N/A

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD OF TRUSTEES

(Proposals 2-11) Investment Advisory Agreement Proposals

Why are shareholders being asked to approve a new Investment Advisory Agreement?

To facilitate management of the Funds and the Underlying Funds, the Trust’s Board of Trustees seeks approval of a new investment advisory agreement between the Purchaser and the Trust on behalf of the Funds and to obtain voting instructions necessary to set in place a new investment advisory agreement between the Purchaser and the Underlying Funds Trust on behalf of the Underlying Funds, each effective as of the date of the Earlier Agreements’ termination.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory Agreement?

The Funds and their investment objectives and policies will not change as a result of the Agreement.

Will the people who handle the day-to-day management of the funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Funds.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee rate applicable to the Funds under the Advisory Agreement and the investment management fee rate applicable to the Underlying Funds and indirectly borne by the Funds under the Underlying Funds Trust Advisory Agreement will be the same as such investment management fee rates applicable to the Funds or borne indirectly by the Funds under the Earlier Agreements.

Do the terms of the new Investment Advisory Agreements differ from the terms of Earlier Agreements?

The Advisory Agreement contains substantially similar terms and conditions as the Hatteras Alternative Mutual Funds, LLC Trust Agreement, and the Underlying Funds Trust Advisory Agreement contains substantially similar terms and conditions as the Hatteras Alternative Mutual Funds, LLC Underlying Funds Trust Agreement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change as a result of the new Investment Advisory Agreement.

If approved, how long will the new Investment Advisory Agreement remain in effect?

If approved, the new Investment Advisory Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO EACH FUND AND EACH UNDERLYING FUND

(Proposals 12-17) Distribution Plan Rule 12b-1

Why are shareholders being asked to approve the Distribution Plan under Rule 12b-1?

At a meeting held on November 21, 2013 the Trustees considered various factors when approving the Distribution Plan. The factors considered included, whether the Distribution Plan was expected to result and whether the Previous Distribution Plan had resulted in benefits to the Funds’ shareholders, the merits of alternative distribution methods, and the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the benefits experienced by the Funds. The Independent Trustees determined that there is a reasonable likelihood that the Distribution Plan, like the Previous Distribution Plan, will benefit each Fund and its shareholders and that its costs are primarily intended to result in the sale of such Fund’s Class A and Class C shares, as applicable. Based on all of the foregoing, the Board recommends that Shareholders vote to approve the distribution plan under Rule 12b-1.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE DISTRIBUTION PLAN UNDER RULE 12b-1

THIS SECTION INTENTIONALLY LEFT BLANK

SECTION 2

HATTERAS CORE ALTERNATIVES FUNDS

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

(Proposal 1) Election of Directors

NAME OF NOMINEE	CURRENT POSITION	LENGTH OF SERVICE
David B. Perkins	President & Chairman of the Board of Directors	Since Inception
H. Alexander Holmes	Director; Audit Committee Member	Since Inception
Steve E. Moss	Director; Audit Committee Member	Since Inception
Gregory S. Sellers	Director; Audit Committee Member	Since Inception
Joseph E. Breslin	Director	Since 2013
Thomas Mann	Director	Since 2013
Peter M. Budko	Nominee	N/A

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD OF DIRECTORS

(Proposals 2-3) Investment Advisory & Sub-Advisory Agreement Proposals

Why are shareholders being asked to approve new Investment Advisory and Sub-advisory Agreements?

To facilitate management of the Funds the Board of Directors seeks to obtain the voting instructions, as described in Proposal 2, necessary to set in place a new investment advisory agreement for the Master Fund and the voting instructions, described in Proposal 3, necessary to set in place a new investment sub-advisory agreement for the Master Fund.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory Agreement?

The Funds and their investment objectives and policies will not change as a result of the Agreement.

Will the people who handle the day-to-day management of the funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Funds.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Advisory Agreements will be the same as the investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Earlier Agreements.

Do the terms of the new Investment Advisory Agreements differ from the terms of Earlier Agreements?

The Advisory Agreement contains substantially similar terms and conditions as the Hatteras Investment Partners, LLC Agreement, and the Sub-Advisory Agreement contains substantially similar terms and conditions as the Morgan Creek Capital Management, LLC Agreement. The Agreements are discussed in more detail in the Proxy Statement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change as a result of the new Investment Advisory Agreement.

If approved, how long will the new Investment Advisory Agreement remain in effect?

If approved, the agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually by either the Board of Directors or by vote of a majority of the outstanding voting securities of Fund.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY & SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND THE MASTER FUND

(Proposal 4) Transfer of General Partnership Interest

Why are shareholders being asked to approve the transfer of Hatteras Investment Management, LLC’s general partnership interest in the Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Master Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC?

As general partner, Hatteras Investment Management, LLC is entitled to a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund, calculated annually and accrued for monthly, over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund. At the Special Meeting, the Fund’s Partners will be asked to approve the transfer of Hatteras Investment Management’s general partnership interest in the Fund to the Purchaser and to provide voting instructions regarding the Master Fund Proposal to approve the transfer of Hatteras Investment Management’s general partnership interest in the Master Fund to the Purchaser.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSFER OF HIM’S GENERAL PARTNERSHIP INTEREST IN THE FUND

THIS SECTION INTENTIONALLY LEFT BLANK

SECTION 3

HATTERAS CLOSED-END FUNDS

Hatteras VC Co-Investment Fund II, LLC – 11:00AM

(Proposal 1) Election of Board of Managers

NAME OF NOMINEE	CURRENT POSITION	LENGTH OF SERVICE
David B. Perkins	President & Chairman of the Board of Managers	Since Inception
H. Alexander Holmes	Manager; Audit Committee Member	Since Inception
Steve E. Moss	Manager; Audit Committee Member	Since Inception
Gregory S. Sellers	Manager; Audit Committee Member	Since Inception
Joseph E. Breslin	Manager	Since 2012
Thomas Mann	Manager	Since 2012
Peter M. Budko	Nominee	N/A

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD MANAGERS

(Proposal 2) Investment Advisory & Sub-Advisory Agreement Proposals

Why are shareholders being asked to approve a new Investment Advisory Agreement?

Members are asked to approve the Advisory Agreement between the Purchaser and the Fund. The Advisory Agreement contains substantially similar terms and conditions as the existing Agreement between Hatteras Capital Investment Management, LLC (“HCIM”) and the Fund. The Board recommends approval of the Advisory Agreement to replace the HCIM Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

Will the way in which the fund is managed change as a result of the proposed new Investment Advisory Agreement?

The Fund’s investment objectives and policies will not change as a result of the Agreement.

Will the people who handle the day-to-day management of the Funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Fund.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee under the Advisory Agreement will be the same as the investment management fee rate under the Earlier Agreement.

Do the terms of the new Investment Advisory Agreement differ from the terms of Earlier Agreements?

The Advisory Agreement contains substantially similar terms and conditions as the existing Agreement between Hatteras Capital Investment Management, LLC (“HCIM”) and the Fund.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change as a result of the new Investment Advisory Agreement.

If approved, how long will the new Investment Advisory Agreement remain in effect?

Like the HCIM Agreement, the Advisory Agreement provides that, unless sooner terminated as provided therein, it shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

HATTERAS CLOSED-END FUNDS

Hatteras Global Private Equity Partners Institutional, LLC – 12:00PM

(Proposal 1) Election of Board of Managers

NAME OF NOMINEE	CURRENT POSITION	LENGTH OF SERVICE
David B. Perkins	President & Chairman of the Board of Managers	Since Inception
H. Alexander Holmes	Manager; Audit Committee Member	Since Inception
Steve E. Moss	Manager; Audit Committee Member	Since Inception
Gregory S. Sellers	Manager; Audit Committee Member	Since Inception
Joseph E. Breslin	Manager	Since Inception
Thomas Mann	Manager	Since Inception
Peter M. Budko	Nominee	N/A

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD MANAGERS

(Proposals 2-3) Investment Advisory & Sub-Advisory Agreements Proposals

Why are shareholders being asked to approve new Investment Advisory and Sub-advisory Agreements?

Members will be asked to approve the Advisory Agreement between the Purchaser and the Funds and the Sub-Advisory Agreement among Capvent US Advisors, LLC (“Capvent”), the Purchaser and the Funds. The agreements contain substantially similar terms and conditions as the existing Agreements among Hatteras Capital Investment Management, LLC (“HCIM”), Capvent and the Fund. The Board recommends approval of the Agreements to replace the Earlier Agreements, which, pursuant to the 1940 Act, will automatically terminate upon assignment as part of the consummation of the Purchase.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory Agreement?

The Fund’s investment objectives and policies will not change as a result of the Agreement.

Will the people who handle the day-to-day management of the Funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Fund.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee rate applicable under the Advisory Agreement will be the same as the investment management fee rate applicable under the Earlier Agreement.

Do the terms of the new Investment Advisory Agreement differ from the terms of Earlier Agreements?

The Advisory Agreement contains substantially similar terms and conditions as the existing Agreement between Hatteras Capital Investment Management, LLC and the Fund, and the Sub-Advisory Agreements contain substantially similar terms and conditions as the existing Agreement among Capvent, Hatteras Capital Investment Management, LLC and the Fund. The Agreements are discussed in more detail in the Proxy Statement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change as a result of the new Investment Advisory Agreement.

If approved, how long will the new Investment Advisory Agreement remain in effect?

Like the HCIM Agreement, the Advisory Agreement provides that, unless sooner terminated as provided therein, it shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY & SUB-ADVISORY AGREEMENTS WITH RESPECT TO EACH FUND

PROPOSAL 4: To approve the transfer of Hatteras Capital Investment Management, LLC’s incentive allocation account to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.

Why are members being asked to approve the transfer of Hatteras Capital Investment Management, LLC’s incentive allocation account to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC?

The transfer of the incentive allocation account itself is merely part of the asset transfer of the Purchase and is not expected to impact the economic interests of the Fund or the Fund’s investors. In addition, the transfer of the incentive allocation account is necessary to facilitate payments to the new investment adviser and to effect the Advisory Agreement found to be in the best interest of the Fund.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSFER OF HATTERAS CAPITAL INVESMENT MANAGEMENT, LLC’S INCENTIVE ALLOCATION ACCOUNT TO SCOTLAND ACQUISITION, LLC d/b/a/ HATTERAS FUNDS, LLC.

HATTERAS CLOSED-END FUNDS

Hatteras GPEP Fund II, LLC – 11:30AM

Hatteras Global Private Equity Partners Institutional, LLC – 12:00PM

(Proposal 1) Election of Board of Managers

NAME OF NOMINEE	CURRENT POSITION	LENGTH OF SERVICE
David B. Perkins	President & Chairman of the Board of Managers	Since Inception
H. Alexander Holmes	Manager; Audit Committee Member	Since Inception
Steve E. Moss	Manager; Audit Committee Member	Since Inception
Gregory S. Sellers	Manager; Audit Committee Member	Since Inception
Joseph E. Breslin	Manager	Since 2012
Thomas Mann	Manager	Since 2012
Peter M. Budko	Nominee	N/A

THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES TO THE BOARD MANAGERS

(Proposals 2-3) Investment Advisory & Sub-Advisory Agreements Proposals

Why are shareholders being asked to approve new Investment Advisory and Sub-advisory Agreements?

Members will be asked to approve the Advisory Agreement between the Purchaser and the Funds and the Sub-Advisory Agreement among Capvent US Advisors, LLC (“Capvent”), the Purchaser and the Funds. The agreements contain substantially similar terms and conditions as the existing Agreements among Hatteras Capital Investment Management, LLC (“HCIM”), Capvent and the Fund. The Board recommends approval of the Agreements to replace the Earlier Agreements, which, pursuant to the 1940 Act, will automatically terminate upon assignment as part of the consummation of the Purchase.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory Agreement?

The Fund’s investment objectives and policies will not change as a result of the Agreement.

Will the people who handle the day-to-day management of the Funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Fund.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee rate applicable under the Advisory Agreement will be the same as the investment management fee rate applicable under the Earlier Agreement.

Do the terms of the new Investment Advisory Agreement differ from the terms of Earlier Agreements?

The Advisory Agreement contains substantially similar terms and conditions as the existing Agreement between Hatteras Capital Investment Management, LLC and the Fund and the Sub-Advisory Agreements contain substantially similar terms and conditions as the existing Agreement among

Capvent, Hatteras Capital Investment Management, LLC and the Fund. The Agreements are discussed in more detail in the Proxy Statement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change as a result of the new Investment Advisory Agreement.

If approved, how long will the new Investment Advisory Agreement remain in effect?

Like the HCIM Agreement, the Advisory Agreement provides that, unless sooner terminated as provided therein, it shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY & SUB-ADVISORY AGREEMENTS WITH RESPECT TO EACH FUND

PROPOSAL 4: To approve the transfer of any amount payable to the Fund’s Investment Manager in the Fund’s carried interest account to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.

Why are members being asked to approve the transfer of amounts payable to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC?

The transfer of any amount payable to the Fund’s investment manager in the Fund’s carried interest account itself is merely part of the asset transfer of the Purchase and Proposal 4 is not expected to impact the economic interests of the Fund or the Fund’s investors. In addition, the aforementioned transfer is necessary to facilitate payments to the new investment adviser and to effect the Advisory Agreement found to be in the best interest of the Fund.

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRANSFER OF ANY AMOUNT PAYABLE TO THE FUND’S INVESTMENT MANAGER IN THE FUND’S CARRIED INTEREST ACCOUNT TO SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC

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FUND TICKERS AND CUSIPS

OPEN-END FUNDS

NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras Alpha Hedged Strategies Fund	41902V401	COMMON	ALPHX
Hatteras Alpha Hedged Strategies Fund	41902V112	A	APHAX
Hatteras Alpha Hedged Strategies Fund	41902V104	C	APHCX
Hatteras Alpha Hedged Strategies Fund	41902V872	INSTITUTIONAL	ALPIX
Hatteras Hedged Strategies Fund	41902V880	INSTITUTIONAL	HHSIX
Hatteras Long/Short Debt Fund	41902V500	A	HFIAX
Hatteras Long/Short Debt Fund	41902V849	C	HFICX
Hatteras Long/Short Debt Fund	41902V609	INSTITUTIONAL	HFINX
Hatteras Long/Short Equity Fund	41902V708	A	HLSAX
Hatteras Long/Short Equity Fund	41902V807	INSTITUTIONAL	HLSIX
Hatteras Managed Futures Strategies Fund	41902V864	A	HMFAX
Hatteras Managed Futures Strategies Fund	41902V856	INSTITUTIONAL	HMFIX

PRIVATE FUNDS

NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras Core Alternatives Fund L.P.	41902U106
Hatteras Core Alternatives TEI Fund L.P.	41902W102
Hatteras Core Alternatives Institutional Fund L.P.	41902X100
Hatteras Core Alternatives TEI Institutional Fund L.P.	41902Y108

CLOSED-END FUNDS

NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras GPEP Fund II, LLC
Hatteras VC Co-Investment Fund II, LLC
Hatteras Global Private Equity Partners Institutional, LLC

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

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The proxy statement is available online at: www.hatterasfunds.com/literature